SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                   FORM 8-K/A
                                (Amendment No. 1)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported:) May 15, 1998



                         Commission File Number 0-28840



                     Information Management Resources, Inc.
             (Exact Name of Registrant as Specified in its Charter)



       Florida                                         59-2911475
  (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
  Incorporation or Organization)



                           26750 U.S. Highway 19 North
                                    Suite 500
                            Clearwater, Florida 33761
              (Address of Principal Executive Offices and Zip Code)



                                  (813)797-7080
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements of Business Acquired:

               December 31, 1997 Audited Financial Statements of Lyon Consultants, S.A. are attached hereto.

         (b)   Pro Forma Financial Information:

               December 31, 1997 and March 31, 1998 Pro Forma Consolidated Financial Statements (Unaudited) of Information Management Resources, Inc. are attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          INFORMATION MANAGEMENT RESOURCES, INC.




Date     July 29, 1998                    /s/ Satish K. Sanan
     -------------------------------      -------------------
                                          Satish K. Sanan
                                          Chief Executive Officer



Date     July 29, 1998                    /s/ Robert M. Molsick
     -------------------------------      ---------------------
                                          Robert M. Molsick
                                          Chief Financial Officer

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES
                          INDEX TO FINANCIAL STATEMENTS

December 31, 1997 Audited Financial Statements of Lyon Consultants, S.A. and Subsidiary

      Report of Independent Statutory Auditor (France).......................................    F-3
      Accounting Rules and Methods...........................................................    F-4
      Consolidated Balance Sheets............................................................    F-6
      Consolidated Statements of Income......................................................    F-7
      Notes to Financial Statements..........................................................    F-8


December 31, 1997 Information Management Resources, Inc. and Subsidiaries
      Pro Forma Consolidated Financial Statements (Unaudited)

      Pro Forma Consolidated Balance Sheets..................................................    F-18
      Pro Forma Consolidated Statements of Income............................................    F-19


March 31, 1998 Information Management Resources, Inc. and Subsidiaries
      Pro Forma Consolidated Financial Statements (Unaudited)

      Pro Forma Consolidated Balance Sheets..................................................    F-20
      Pro Forma Consolidated Statements of Income............................................    F-21

Notes to Pro Forma Consolidated Financial Statements.........................................    F-22


                              LYON CONSULTANTS SA

                                    --------
                             CONSOLIDATED FINANCIAL
                                   STATEMENTS



                            FISCAL YEAR ENDED AS AT
                                DECEMBER 31, 1997



                              LYON CONSULTANTS SA
                        20, Avenue de l'Opera 75001 PARIS

LYON CONSULTANTS GROUP
June 22nd, 1998                              DECEMBER 31st, 1997



                                AUDITOR'S REPORT
                             to the shareholders of
                              LYON CONSULTANTS SA



We have audited the consolidated financial statements of the Group formed by LYON CONSULTANTS (FRANCE) SA and LYON CONSULTANTS (UK) LIMITED.

Respective responsibilities of directors and auditors

The directors of LYON CONSULTANT SA are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures of the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the consolidated financial statements give a true and fair view of the state of affairs of the group LYON CONSULTANTS as at December 31, 1997 and of its profit for the period then ended.

/s/ Cyrille Brouard et Associes
-------------------------------
Cyrille Brouard et Associes
Statutory Auditor
June 22, 1998
Paris, France
                                       F-3

LYON CONSULTANTS GROUP                                     DECEMBER 31, 1997
June 22nd, 1998

--------------------------------
1 - ACCOUNTING RULES AND METHODS
--------------------------------

The Group books its operations and prepares its financial statements, according to the generally accepted accounting principles in France, for the Mother Company, in the UK, for its recently incorporated fully-owned subsidiary :

     - going concern,
     - consistency,
     - carefulness,
     - independence of the fiscal years,
     - valuation at cost.

The financial statements of the French Company have been adjusted in order to comply with the US GAAPS in the following fields:

     - correction of accelerated depreciation of certain fixed assets,
     - reevaluation of negociable securities according to their year-end market value,
     - record of the potential exchange gains according to the currency exchange rate year-end,
     - deferred taxation.

The capital leases contracts have not been adjusted because they are not significant.

The proportion of the future rights acquired by the employees, according to their age and seniority in the Company at year-end, for retirement allowances, has been valuated at 264,928 USD. Nevertheless the chance for the Company to pay part of this amount can be considered as nil. Therefore no liability has been recorded.

The main methods are:
---------------------

 - Intangible fixed assets

   The Research and development costs are never activated.

   The Softwares purchased by the Company are depreciated on a two-year basis.

 - Tangible fixed assets

   The premises are depreciated over a eight-year period.

   The computers and other hardwares on a three-year basis with the maximum acceleration authorized by the tax authorities which has allowed the Company to use rates of 50 and 83,33% on the net book value according to the period of acquisition.

   The cumulative anticipated depreciation has been estimated at:

                    - USD 8,200 at december 1995;
                    - USD 68,670 at december 1996;
                    - USD 81,148 at december 1997.

LYON CONSULTANT SA                                       December 31, 1997

- Consolidated subsidiary

   In the course of 1997 a fully-owned subsidiary has been incorporated in the United Kingdom.

   All the balances and transactions have been translated at the official year-end exchange rate of 1 Pound for 9,92 Ff.

   The intercompany transactions do match.

-  Exchange rates used for the conversion of French francs into US dollars

   Retained earnings of 1992: weighted average rate of 5,2838 ff for 1 usd
                        1993                           5,6623
                        1994                           5,5483
                        1995                           4,9802
                        1996                            5,107
                        1997                           5,7964



Closing exchange rates at December 31, 1996            5,2370
                          December 31, 1997            5,9881



- Tax pooling

   We must precise that there is no tax pooling within the frame of the Group Lyon Consultants.

---------------------------------------------------------------------------------------------------------------------------------
 LYON CONSULTANTS Currency: USD
                                                                  December, 31                          December, 31
                                                                      1996                 %               1997              %
---------------------------------------------------------------------------------------------------------------------------------
                        CONSOLIDATED BALANCE SHEETS

         Current assets
         Cash and cash equivalents .......................         658 238                   5,95          721 024          6,23
                         Short-term investments
             Marketable securities........................       2 263 908                 20,47         5 221 002         45,10
                 Deposits ................................               0                  0,00
                          Accounts receivable:
                 Trade....................................       6 045 320                 54,66         3 757 905         32,46
               Related parties............................
            Other and prepaid expenses....................       1 700 857                 15,38         1 509 361         13,04
                                                             -------------------------------------------------------------------
                                                                10 668 323                 96,47        11 209 293         96,83
                                                             -------------------------------------------------------------------
         Net assets from discontinued operations
         Long-term loans and investments
         Investment in securities
         Long-term loans
         Fixed assets (Intangible, tangible ss Financial)
         Cost ............................................         551 468                  4,99           598 587         5,17
         Accumulated depreciation ........................         160 734                  1,45           231 651         2,00
                                                                   390 734                  3,53           366 936         3,17
--------------------------------------------------------------------------------------------------------------------------------
                          Balance-sheet total                   11 059 057                100,00         11 576229       100,00
--------------------------------------------------------------------------------------------------------------------------------
         Current liabilities

                                                             -----------------------------------
         Short-term credits                                          2 956                  0,03
                                                             -----------------------------------

                           Accounts payable:

                Trade ...................................          376 213                  3,40           749 536         6,47
               Related parties...........................
           Other and accrued liabilities.................        3 870 252                 35,00         2 943 960        25,43
                                                             -------------------------------------------------------------------
                                                                 4 246 465                 38,40         3 693 497        31,91
                                                             -------------------------------------------------------------------
         Long-term debt
                                                                                                         -----------------------
                                                                                                           359 546         3,11
                                                                                                         -----------------------
         Accrued severance pay, net
         Minority interest
                                                             -------------------------------------------------------------------
         Commitments, contingent liabilities and charges            85 927                  0,78            33 400         0,29
                                                             -------------------------------------------------------------------
         Shareholders' equity
         Share capital
         Ordinary shares of FF.250 par value
         Authorized, issued and outstanding:
                             1,000 shares december 31, 1996         47 737                  0,43
                             16,900 shares December 31,1997                                                705 566         6,09
         Additional paid-in capital
         Foreign currency translation adjustment                    -2 419                 -0,02          -892 613
         Retained earnings.................................      6 678 390                 60,39         7 676 833        66,32
                                                             -------------------------------------------------------------------
                                                                 6 723 708                 60,80         7 489 786        64,70
--------------------------------------------------------------------------------------------------------------------------------
                          Balance-sheet total                   11 059 057                l00,00        11 576 229       100,00
--------------------------------------------------------------------------------------------------------------------------------

                                      F-6

----------------------------------------------------------------------------------------------------------------------------
    LYON CONSULTANT USD                                               December, 31        %        December, 31        %
                                                                         1996                         1997
----------------------------------------------------------------------------------------------------------------------------

    PROFIT AND LOSS ACCOUNT

     3.1   Sales                                                        14 332 223      100,00      14 159 519       100,00


           Costs
           -----

     4.1   Employees charges                                             9 682 288       67,56      10 092 084        71,27
     4.2   General expenses and taxes (4.3)                              2 408 109       16,80       1 886 795        13,33
           Depreciation                                                    150 031        1,05         191 227         1,35
     4.4   Financial expenses                                                2 331        0,02           4 123         0,03
                                                                 ----------------------------------------------------------
                                                                        12 242 759       85,42      12 174 229        85,98
                                                                 ----------------------------------------------------------

                                                                 ----------------------------------------------------------
           Operating profit (loss)                                        2 089464       14,58       1 985 290        14,02
           -----------------------                               ----------------------------------------------------------

     4.5   Other operating results                                          99 054        0,69         110 668         0,78
     4.6   Financial income                                                225 829        1,58         250 830         1,77
     4.7   Extraordinary items                                                   0                           0
                                                                 ----------------------------------------------------------
                                                                           324 883        2,27         361 498         2,55
                                                                 ----------------------------------------------------------

     4.8   Year-end bonuses                                                443 621        3,10         404 343         2,86
                                                                 ----------------------------------------------------------
     4.9   Corporation-tax                                                  -10184       -0,07         292 710         2,07
                                                                 ----------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                  NET PROFIT             1 980 910       13,82       1 649 735        11,65
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
LYON CONSULTANTS Group           Currency: USD                                          June 22nd, 1998
                                                            ------------------------------------------------------------------------
                                                            December, 31                                Exchange rate   December, 31
                                                               1996         Additions     Deductions     adjustment         1997
                                                            ------------------------------------------------------------------------
     GROSS VALUE

1.1  FIXED ASSETS
     ------------

1.11 INTANGIBLE FIXED ASSETS
     . Goodwill
     . Costs of development and research
     . Other                                                 14,828          13,089           4 577        -1 859        21 481
                                                            ------------------------------------------------------------------------
                                                             14,828          13,089           4 577        -1 859        21 481
                                                            ------------------------------------------------------------------------
1.12 TANGIBLE FIXED ASSETS

1.211 Premises                                               60 359           4 476           9 803        -7 571        47 461
1.122 Cars                                                   21 845          37 526          19 105        -2 740        37 526
1.123 Other tangible fixed assets                           418 805         156 803          77 103       -52 532       445 973
      Purchase in course                                          0           6 680               0             0         6 680
                                                            ------------------------------------------------------------------------
                                                            501 008         205 484         106 010       -62 843       537 640
                                                            ------------------------------------------------------------------------
1.13 FINANCIAL FIXED ASSETS
     (long-term)

1.131 Non consolidated participations

1.134 Other receivables                                      35 631           8 304                        -4 469        39 466

                                                             35 631           8 304                        -4 469        39 466

------------------------------------------------------------------------------------------------------------------------------------
LYON CONSULTANTS Group           Currency: USD                                          June 22nd, 1998
                                                            ------------------------------------------------------------------------
                                                            December, 31                                Exchange rate   December, 31
                                                               1996         Additions     Deductions     adjustment         1997
------------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION
----------------------------------------------

FIXED ASSETS
------------

INTANGIBLE FIXED ASSETS

 . Goodwill

 . Costs of development and research

 . Other                                                      10 838           8 690          4 577           -1 638        13 313
                                                        ----------------------------------------------------------------------------
                                                             10 838           8 690          4 577           -1 638        13 313
                                                        ----------------------------------------------------------------------------

TANGIBLE FIXED ASSETS

Premises                                                     11 047           8 894          9 803           -1 670         8 468

Cars                                                         11 120           7 250         11 808           -1 627         4 935

Other tangible fixed assets                                 127 730         166 392         67 840          -21 348       204 934
                                                        ----------------------------------------------------------------------------
                                                            149 897         182 536         89 450          -24 645       218 337
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
  LYON CONSULTANTS Group                        Currency: USD
-------------------------------------------------------------
  AMOUNTS RECEIVABLE

  Trade debtors                                     3 757 905
  Less : provision for bad debts                            0
                                             ----------------
  Bad debts included in trade debtors                       0
  Other amounts receivable
                                      Staff            17 309
       Prepaid -income tax and tax credit           1 329 013
                                       VAT            144 330
  Prepaid expenses/accrued income                      12 063
                                         UK             6 645
                                             ----------------
      TotaL amounts receivables *                   5 267 265
                                             ----------------
  Claimable after one year: 0

  GROUP COMPANIES
-------------------------------------------------------------
                                                December, 31
 SECURITIES                                         1997
 Market-value                                  --------------
 . shares
 negociable bonds ( sicav )                        5 221 002
 CASH
 . cash in hand                                        4 835
 . deposits
 . current account bankers                           716 189
                                              --------------
                                                     721 024
                                              --------------

---------------------------------------------------------
    LYON CONSULTANTS Group                 Currency: USD
---------------------------------------------------------
                                            December, 31
  SHAREHOLDERS' FUNDS                            1997
                                           -------------

  Subscribed and paid up capital                 705 566
  Capital surplus
  Revaluation on reserve
  Legal and statutory reserves                     4 175
  Other reserves and retained earnings         5 910 557
  Foreign currency translation adjustment       -780 247
  Profit of the year                           1 649 735
                                           -------------
                                               7 489 786
                                           -------------

  GOVERNMENT GRANTS

  PROVISIONS
                                           -------------
  Litigations                                    33 400
                                           -------------
  Pensions                                            0
  Total amounts falling due after one year

  LONG TERM LIABILITIES

  ANVAR                                         333 996
  CCIP                                           25 551
                                            -------------
                                Total           359 546
                                            -------------
 Repayable over more than 5 years: 0

  Average interest rate : 0
---------------------------------------------------------
CURRENT LIABILITIES

Bankers (overdrafts)

Trade creditors                                 749 536

Vacation accruals                               682 630
Year-end bonuses                                391 398
Wages                                            71 464
Other social liabilities                        677 536
VAT                                             759 934
Other taxes                                     106 541
Prepaid services by customers                   173 967

Other creditors ss accruals UK                   80 490
                                            -------------
                                              3 693 497
---------------------------------------------------------

--------------------------------------------------------------------------------
Name of the Group        :LYON CONSULTANTS         June 22nd, 1998        USD
--------------------------------------------------------------------------------

                                                   -----------------------------
3.1 SALES                                            14 332 223     14 159 519
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                       1996        % Net sales 96       % Net sales 97      1997
------------------------------------------------------------------------------------------------------------------
    4. COSTS

  4.1 Employee charges
                                                 -----------------------------------------------------------------
  Staff at december 31 : 153                        9 682 288          67,56%             71.27%      10 092 084
                                                 -----------------------------------------------------------------
  4.2. General expenses
                                                 -----------------------------------------------------------------
                                                     2 281 363         15,92%             12,18%       1 724 230
                                                 -----------------------------------------------------------------

  4.3    Taxes
                                                 -----------------------------------------------------------------
                                                       126 746          0,88%              1,15%         162 566
                                                 -----------------------------------------------------------------

  4.4.   Financial expenses
                                                 -----------------------------------------------------------------
                                                         2 331          0,02%              0,03%           4 123
------------------------------------------------------------------------------------------------------------------

  4.5.   Other operating results
                                                 -----------------------------------------------------------------
                                                       99 054           0,69%              0,78%         110 668
                                                 -----------------------------------------------------------------

  4.6    Financial income
                                                 -----------------------------------------------------------------
                                                      225 829           1,58%              1,77%         250 830
                                                 -----------------------------------------------------------------




Name of the Group               : LYON CONSULTANTS       June 22nd, 1998          USD
-------------------------------------------------------------------------------------------------------
  4.7    Extraordinary item

  4.8    Year-end bonuses
                                                    ---------------------------------------------------
  Legal compulsory bonus (staff over 5O)                    443 621    3,10%       2,86%        404 343
-------------------------------------------------------------------------------------------------------

  4.9    Corporation tax

         Current income tax                                 701 753                             818 179
         Income tax credit due to R & D                    -663 021                            -506 423
         Income tax credit due to training                  -71 945                                   0
         Deffered taxation effect                            23 028                             -19 046
                                                    ---------------------------------------------------
                                                            -10 184 NS              NS          292 710
-------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
        Name of the Group : LYON CONSULTANT                         Currency :   USD
                                 June 22nd, 1998
------------------------------------------------------------------------------------------------
                 DETAILS OF ADJUSTMENTS                    1996 and prior      1997 variation
                                                       -----------------------------------------
  OF THE DRAFT STATEMENTS
------------------------------------------------------------------------------------------------
       Reevaluation of negociable securities                  89 785                  52 463

       Potential exchange gains                                7 955                  -1 320

       Adj.Accelerated depreciation of fixed assets           78 519                  12 891

       Deferred taxation                                     135 869                  19 046


       Total incidence
                                                       -------------
                         on the retained earnings            312 128
                                                       -------------            ------------
                                on the net income                                     83 081
                                                                                ------------


 VALUATION OF THE RIGHT FOR RETIREMENT ALLOWANCES

------------------------------------------------------------------------------------------------
       Allowances estimation regarding the future rights                           182 709
       Theoratical social charges ( 45% )                                            82 219
       Probability per capita                                                            0
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
        Name of the Group : LYON CONSULTANT                         Currency :   USD
                                 June 22nd, 1998
------------------------------------------------------------------------------------------------
 LYON EQUITY ROLL
------------------------------------------------------------------------------------------------
DESCRIPTION                COMMON STOCK          RETAINED EARNINGS    exc.rate adjust.  TOTAL
                           ---------------------------------------------------------------------
 Balance  12/31/96              47 737             6 678 390             -2 419      6 723 708
                           ---------------------------------------------------------------------

Net income                                         1 649 735                  0      1 649 735

Foreign currency adjustment                                            -777 828       -777 828

Issue 75,000 shares             12 525                                                  12 525

Incorporation of retained
  earnings                     651 292              -651 292                                 0

Exchange rate adjust. related
  to incorporation of
  Retained Earnings
  (see foot note)               -5 988                     0           -112,366       -118 354

                           ---------------------------------------------------------------------
Balance per roll forward
  12/31/97                     705 566             7 676 833           -892 613      7 489 786
------------------------------------------------------------------------------------------------

foot note: FF 3,900,000 of retained earnings have been incorporated.
As at 12/31/96 they were translated at a rate of 5.107 FF per 1 USD and, as at 12/31/97, at a rate of 5.9881.


------------------------------------------------------------------------------------------------
        Name of the Group : LYON CONSULTANT                         Currency :   USD
                                 June 22nd, 1998
------------------------------------------------------------------------------------------------

COMMITMENTS, CONTINGENT LIABILITIES AND CHARGES

           -------------------------------------------------------------------------------------
           December 31, 1996    Additions   Deductions    Exchange rate adj.   December 31, 1997
           -------------------------------------------------------------------------------------
Litigation        85 927        34 504        85 927          - 1 104            33 400
------------------------------------------------------------------------------------------------

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES











                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                December 31, 1997
                          (Unaudited and in thousands)

                                                                                                    Pro Forma
                                                                   IMR               Lyon          Adjustments            Combined
                                                              -------------      ------------    --------------       --------------
                           ASSETS
Current assets:
   Cash and cash equivalents................................  $     85,819       $        721         (17,110) (A)    $     69,430
   Marketable securities....................................         4,453              5,221                                9,674
   Accounts receivable......................................        11,156              3,758                               14,914
   Unbilled work in process.................................         6,390                  -                                6,390
   Other current assets.....................................         6,553              1,509                                8,062
                                                              ------------       ------------                         ------------

         Total current assets...............................       114,371             11,209                              108,470

Property and equipment,
   net of accumulated depreciation..........................         9,818                367                               10,185
Capitalized software costs,
   net of accumulated amortization..........................            47                  -                                   47
Deposits and other assets...................................           960                  -          28,023  (A)             960
                                                                                                      (28,023) (B)
Goodwill, net of accumulated amortization...................        10,157                  -           5,900  (B)          15,372
                                                                                                         (685) (C)
                                                              ------------       ------------                         ------------

         Total assets.......................................  $    135,353       $     11,576                         $    135,034
                                                              ============       ============                         ============

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable.........................................  $      3,136       $        750                         $      3,886
   Accrued compensation.....................................         8,430                  -                                8,430
   Deferred revenue.........................................         4,413                  -                                4,413
   Other current liabilities................................         4,599              2,944             700  (A)           8,243
                                                              ------------       ------------                         ------------

         Total current liabilities..........................        20,578              3,694                               24,972

Long-term debt..............................................           885                359                                1,244
Deferred tax liability......................................           546                  -                                  546
Other liabilities...........................................           133                 33                                  166
                                                              ------------       ------------                         ------------

         Total liabilities..................................        22,142              4,086                               26,928
                                                              ------------       ------------                         ------------

Minority interest ..........................................             4                  -                                    4
                                                              ------------       ------------                         ------------

Shareholders' equity:
   Preferred stock .........................................             -                  -                                    -
   Common stock.............................................         2,565                706              50  (A)           2,615
                                                                                                         (706) (B)
   Additional paid-in capital...............................        98,735                  -          10,163  (A)         108,898
   Retained earnings........................................        12,564              7,677         (21,419) (B)          (1,863)
                                                                                                         (685) (C)
   Cumulative foreign currency translation adjustment.......          (657)              (893)              2  (B)          (1,548)
                                                              ------------       ------------                         ------------

         Total shareholders' equity.........................       113,207              7,490                              108,102
                                                              ------------       ------------                         ------------

         Total liabilities and shareholders' equity.........  $    135,353       $     11,576                         $    135,034
                                                              ============       ============                         ============

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                          Year ended December 31, 1997
               (Unaudited and in thousands except per share data)

                                                                                           Pro Forma
                                                         IMR               Lyon           Adjustments                 Combined
                                                    -------------      --------------    --------------           --------------
Revenue........................................     $       83,550     $       14,159                              $      97,709
Cost of revenue................................             45,959              7,504                                     53,463
                                                    --------------     --------------                              -------------

         Gross profit..........................             37,591              6,655                                     44,246

Selling, general and administrative expenses...             20,865              4,959                                     25,824
Goodwill amortization..........................              1,123                  -             685    (C)               1,808
In-process purchased technology................                  -                  -          15,400    (B)              15,400
                                                    --------------     --------------                              -------------

         Income from operations................             15,603              1,696                                      1,214

Other income (expense):
         Interest expense......................              (175)                 (2)                                      (177)
         Interest income and other.............              1,947                249                                      2,196
                                                    --------------     --------------                              -------------

         Total other income (expense)..........              1,772                247                                      2,019
                                                    --------------     --------------                              -------------

Income before provision for income taxes and
         minority interest.....................             17,375              1,943                                      3,233

Provision for income taxes.....................              5,432                293                                      5,725
                                                    --------------     --------------                              -------------

         Income (loss) before minority interest             11,943              1,650                                     (2,492)

Minority interest in net income................                (48)                 -                                        (48)
                                                    --------------     --------------                              -------------

         Net income (loss).....................     $       11,895      $       1,650                              $      (2,540)
                                                    ==============     ==============                              =============

Net loss per share:
         Basic and diluted.............................................................................                   $(0.10)
                                                                                                                         =======


Shares outstanding:
         Basic and diluted.............................................................................                   24,628

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 March 31, 1998
                          (Unaudited and in thousands)

                                                                                                 Pro Forma
                                                                  IMR               Lyon         Adjustments             Combined
                                                           -------------      --------------    --------------       --------------
                         ASSETS
Current assets:
   Cash and cash equivalents.............................   $         87,042     $          676      (17,110)  (A)   $       70,608
   Marketable securities.................................              5,643              5,532                              11,175
   Accounts receivable...................................             17,046              5,338                              22,384
   Unbilled work in process..............................              6,980                  -                               6,980
   Other current assets..................................              4,400                  -                               4,400
                                                           -----------------     --------------                      --------------

         Total current assets............................            121,111             11,546                             115,547

Property and equipment,
   net of accumulated depreciation.......................             12,871                275                              13,146
Deposits and other assets................................              1,540                 11       28,023   (A)            1,551
                                                                                                     (28,023)  (B)
Goodwill, net of accumulated amortization................              9,870                  -        5,900   (B)           14,914
                                                                                                        (856)  (C)
                                                           -----------------     --------------                      --------------

         Total assets....................................  $         145,392     $       11,832                      $      145,158
                                                           =================     ==============                      ==============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable......................................  $           2,792     $          706                      $        3,498
   Accrued compensation..................................              6,936                  -                               6,936
   Deferred revenue......................................              4,337                  -                               4,337
   Other current liabilities.............................              9,678              3,224          700   (A)           13,602
                                                           -----------------     --------------                      --------------

         Total current liabilities.......................             23,743              3,930                              28,373

Long-term debt...........................................                693                359                               1,052
Deferred tax liability...................................                545                  -                                 545
Other liabilities........................................                130                  -                                 130
                                                           -----------------     --------------                      --------------

         Total liabilities...............................             25,111              4,289                              30,100
                                                           -----------------     --------------                      --------------

Minority interest .......................................                  6                  -                                   6
                                                           -----------------     --------------                      --------------

Shareholders' equity:
   Preferred stock ......................................                  -                  -                                   -
   Common stock..........................................              2,580                706           50   (A)            2,630
                                                                                                        (706)  (B)
   Additional paid-in capital............................            100,356                  -       10,163   (A)          110,519
   Retained earnings.....................................             17,988              8,090      (21,419)  (B)            3,803
                                                                                                        (856)  (C)
   Cumulative foreign currency translation adjustment....               (649)            (1,253)           2   (B)           (1,900)
                                                           -----------------     --------------                      --------------

         Total shareholders' equity......................            120,275              7,543                             115,052
                                                           -----------------     --------------                      --------------

         Total liabilities and shareholders' equity......  $         145,392     $       11,832                      $      145,158
                                                           =================     ==============                      ==============

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED STATEMENTS OF
                    INCOME Three months ended March 31, 1998
               (Unaudited and in thousands except per share data)


                                                                                           Pro Forma
                                                         IMR               Lyon           Adjustments                 Combined
                                                    -------------      --------------    --------------           --------------
Revenue........................................  $          31,460  $           4,015                           $         35,475
Cost of revenue................................             16,981              2,128                                     19,109
                                                 -----------------  -----------------                           ----------------

         Gross profit..........................             14,479              1,887                                     16,366

Selling, general and administrative expenses...              7,574              1,332                                      8,906
Goodwill amortization..........................                290                  -               171    (C)               461
                                                 -----------------  -----------------                           ----------------

         Income from operations................              6,615                555                                      6,999

Other income (expense):
         Interest expense......................               (27)                  -                                       (27)
         Interest income and other.............              1,114                 81                                      1,195
                                                 -----------------  -----------------                           ----------------

         Total other income (expense)..........              1,087                 81                                      1,168
                                                 -----------------  -----------------                           ----------------

Income before provision for income taxes.......              7,702                636                                      8,167

Provision for income taxes.....................              2,278                223                                      2,501
                                                 -----------------  -----------------                           ----------------

         Net income............................  $           5,424  $             413                           $          5,666
                                                 =================  =================                           ================

Earnings per share:
         Basic.........................................................................................                    $0.22
                                                                                                                           =====

         Diluted.......................................................................................                    $0.15
                                                                                                                           =====

Shares outstanding:
         Basic.........................................................................................                   26,297

         Diluted.......................................................................................                   37,496


         The accompanying notes are an integral part of these pro forma consolidated financial statements.

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



1.    Basis of Presentation -

               Pursuant to an Agreement signed May 15, 1998, Information Management Resources, Inc. ("IMR") agreed to acquire 100% of the outstanding shares of Lyon Consultants, S.A. ("Lyon"), a privately held software engineering company headquartered in Paris, France from its five owners. Lyon specializes in rapid software application development, utilizing reusable business and technical software objects, and information technology consulting. Lyon currently provides these services to large European and American companies, with a strong emphasis on the insurance, banking, utility and manufacturing industries.

                The Lyon acquisition is accounted for as a purchase pursuant to APB No. 16, "Business Combinations". A portion of the acquisition price was expensed in the quarter ended June 30, 1998 as acquired in-process technology in accordance with Financial Accounting Standards (FAS) No. 2. (See Note 3.)

               The Pro Forma Consolidated Balance Sheet as of December 31, 1997 and March 31, 1998 and the Pro Forma Consolidated Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1998 give affect to the acquisition of Lyon assuming the acquisition occurred on January 1, 1997. These Pro Forma Consolidated Financial Statements have not been restated to give affect to the business combination of RHO Transformation Technologies Pty. Ltd. which was effective June 30, 1998 and was accounted for as a pooling-of-interests combination.

                The Pro Forma Consolidated Financial Statements have been prepared based on the historical financial statements of IMR and Lyon for the periods stated above. Such pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been consummated on the dates indicated, or of the operating results that may be achieved in the future. The pro forma statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 1997, which are contained in IMR's Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

2.    Pro Forma Adjustments -

               The pro forma adjustments to the consolidated financial statements are summarized as follows:

               (A) Reflects the acquisition of Lyon Consultants, S.A.
               (B) Reflects the elimination of the investment in Lyon
                   Consultants, S.A. and the allocation of the purchase price to goodwill, acquired in-process technology and certain other intangible assets.
               (C) Reflects current and prior years' amortization of intangible assets.

             INFORMATION MANAGEMENT RESOURCES, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



3.    In-Process Purchased Technology -

               The purchased assets and assumed liabilities in connection with the acquisition of Lyon were recorded at their estimated fair values at the acquisition date. During July 1998, the Company received an appraisal of the intangible assets which indicated that approximately $15.4 million of the acquired intangible assets was in-process purchased technology that had not yet reached technological feasibility. This appraisal was also utilized for the attached pro forma financial statements, which give affect to the Lyon acquisition assuming the acquisition occurred on January 1, 1997. Because there can be no assurance that the Company will be able to successfully complete the development and integration of the in-process technology into its suite of software products or that the acquired technology has any alternative future use, the acquired in-process technology was charged to expense, for pro forma purposes, in the year ended December 31, 1997.